Exhibit 1


       [Letterhead of Lurie, Besikof, Lapidus & Co., LLP]


January 29, 1998




Securities and Exchange Commission
450 - 5th Street NW
Washington, DC  20549

Gentlemen:

We have read and agree with the comments in Item 4(a) on Form 8-K of Level 8 Systems, Inc.
dated January 28, 1998.



/s/ Lurie, Besikof, Lapidos & Co., LLP


LURIE, BESIKOF, LAPIDOS & CO., LLP
Minneapolis, Minnesota